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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                               September 17, 2001
                Date of Report (Date of Earliest Event Reported)


  GreenPoint Mortgage Securities Inc. (as Sponsor of the GreenPoint Home Equity Loan Trust 2001-1, Home Equity Loan Asset-Backed Certificates, Series 2001-1)


                       GREENPOINT MORTGAGE SECURITIES INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                     333-95349                68-0397342
          --------                     ---------                ----------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
 of Incorporation)                                          Identification No.)

            100 Wood Hollow Drive, Doorstop #22210, Novato, CA 94945
            --------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 461-6790
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events
                  ------------

                  GreenPoint Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of the GreenPoint Home Equity Loan Trust Asset-Backed Certificates, Series 2001-1 ("Series 2001-1 Certificates").

                  The following exhibit which relates specifically to the Series 2001-1 Certificates is included with this Current Report:

Item 7(c).        Exhibits
                  --------

                  10.1 Monthly Payment Date Statement distributed to holders of Series 2001-1 Certificates dated September 17, 2001.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 19, 2001



                                             GREENPOINT MORTGAGE
                                             SECURITIES INC.



                                             By:   /s/ Robert C. Bernstein
                                                --------------------------------
                                                Robert C. Bernstein
                                                Vice President, Treasurer and
                                                Secretary (Principal Financial
                                                Officer and and Principal
                                                Accounting Officer)

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                                  EXHIBIT INDEX


Exhibit Number                                                       Page Number
--------------                                                       -----------

10.1  Monthly Payment Date Statement distributed to holders
      of Series 2001-1 Certificates dated September 17, 2001............  5